September 8, 2008




Dear Contract Holder:

Attached are the December 31, 2007 audited financial statements of Washington National Insurance Company.


We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,

Washington National Insurance Company




The March 1, 2008 Fundamental Investors, Inc. Prospectus, file number 811-00032, as filed with the Securities and Exchange Commission on February 28, 2008 is incorporated herein by reference.

                      Washington National Insurance Company

                        Consolidated Financial Statements

                        as of December 31, 2007 and 2006,
            and for the years ended December 31, 2007, 2006 and 2005

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder
Washington National Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company has restated its 2006 and 2005 consolidated financial statements.


/s/ PricewaterhouseCoopers LLP
------------------------------
Indianapolis, Indiana
August 10, 2008

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 2007 and 2006
                              (Dollars in millions)


                                     ASSETS

                                                                                                     2007         2006
                                                                                                     ----         ----
                                                                                                               (Restated)
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       2007 - $5,763.8; 2006 - $8,250.9)........................................................   $ 5,648.5    $ 8,203.0
    Preferred stock of affiliates at fair value.................................................        50.5         57.9
    Mortgage loans..............................................................................       696.1        640.6
    Policy loans................................................................................       307.3        349.0
    Trading securities..........................................................................       290.2        397.5
    Other invested assets ......................................................................        76.1         96.9
                                                                                                   ---------    ---------

          Total investments.....................................................................     7,068.7      9,744.9


Cash and cash equivalents.......................................................................       125.9         87.0
Accrued investment income.......................................................................       108.9        140.8
Value of policies in force at the Effective Date................................................       377.1        672.2
Cost of policies produced.......................................................................       244.0        192.6
Reinsurance receivables.........................................................................     3,027.6        319.1
Income tax assets, net..........................................................................       309.4        230.8
Assets held in separate accounts................................................................        27.4         28.9
Other assets....................................................................................       145.0        167.7
                                                                                                   ---------    ---------

          Total assets..........................................................................   $11,434.0    $11,584.0
                                                                                                   =========    =========


                            (continued on next page)



                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           December 31, 2007 and 2006
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY

                                                                                                     2007         2006
                                                                                                     ----         ----
                                                                                                               (Restated)
Liabilities:
    Insurance liabilities.....................................................................    $ 9,691.0     $ 9,879.2
    Liabilities related to separate accounts..................................................         27.4          28.9
    Investment borrowings.....................................................................        460.6          11.5
    Other liabilities.........................................................................        154.0         251.2
                                                                                                  ---------     ---------

          Total liabilities...................................................................     10,333.0      10,170.8
                                                                                                  ---------     ---------

Commitments and contingencies (Note 7)

Shareholder's equity:
    Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000
       shares authorized, 5,007,370 shares issued and outstanding)............................      1,633.3       1,630.7
    Accumulated other comprehensive loss......................................................        (63.4)         (8.5)
    Accumulated deficit.......................................................................       (468.9)       (209.0)
                                                                                                  ---------     ---------

          Total shareholder's equity..........................................................      1,101.0       1,413.2
                                                                                                  ---------     ---------

          Total liabilities and shareholder's equity..........................................    $11,434.0     $11,584.0
                                                                                                  =========     =========



                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
              for the years ended December 31, 2007, 2006 and 2005
                              (Dollars in millions)

                                                                                2007           2006           2005
                                                                                ----           ----           ----
                                                                                            (Restated)     (Restated)
Revenues:
   Insurance policy income.................................................  $  630.9        $  660.4      $  696.7
   Net investment income...................................................     547.3           600.9         572.8
   Net realized investment losses..........................................    (129.5)          (20.0)         (2.6)
   Other ..................................................................       8.2            10.7          12.0
                                                                             --------        --------      --------

       Total revenues......................................................   1,056.9         1,252.0       1,278.9
                                                                             --------        --------      --------

Benefits and expenses:
   Insurance policy benefits...............................................     831.2           836.3         823.4
   Amortization ...........................................................     115.6           138.4         119.2
   Interest expense on investment borrowings...............................      17.6              .8           4.9
   Costs related to a litigation settlement................................      32.2           165.8           9.2
   Loss related to an annuity coinsurance transaction......................      76.5             -             -
   Other operating costs and expenses......................................     242.2           217.7         224.0
                                                                             --------        --------      --------

       Total benefits and expenses.........................................   1,315.3         1,359.0       1,180.7
                                                                             --------        --------      --------

       Income (loss) before income taxes...................................    (258.4)         (107.0)         98.2

Income tax expense (benefit):
   Tax expense (benefit) on period income..................................     (93.2)          (39.1)         32.1
   Valuation allowance for deferred tax assets.............................      18.7             -             -
                                                                             --------        --------      --------

       Net income (loss)...................................................  $ (183.9)       $  (67.9)     $   66.1
                                                                             ========        ========      ========



                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                              (Dollars in millions)

                                                                        Common stock    Accumulated other
                                                                       and additional     comprehensive
                                                               Total   paid-in capital    income (loss)    Accumulated deficit
                                                               -----   ---------------    -------------    -------------------
Balance, December 31, 2004 (Restated).....................   $1,641.5        $1,518.0        $ 165.7              $ (42.2)

   Comprehensive loss, net of tax:
     Net income...........................................       66.1             -              -                   66.1
     Change in unrealized appreciation  (depreciation) of
       investments (net of applicable income tax benefit
       of $35.1)..........................................     (127.7)            -           (127.7)                 -
                                                             --------

         Total comprehensive loss.........................      (61.6)

   Reduction of deferred income tax valuation allowance...       33.3            33.3            -                    -
   Net transfer of investments to affiliates..............        1.0             1.0            -                    -

   Dividends on common stock..............................      (85.0)            -              -                  (85.0)
                                                             --------        --------        -------              -------

Balance, December 31, 2005 (Restated).....................    1,529.2         1,552.3           38.0                (61.1)

   Comprehensive loss, net of tax:
     Net loss.............................................      (67.9)            -              -                  (67.9)
     Change in unrealized appreciation (depreciation) of
       investments (net of applicable income tax benefit
       of $26.2)..........................................      (46.5)            -            (46.5)                 -
                                                             --------

         Total comprehensive loss.........................     (114.4)

   Capital contribution from parent.......................       75.0            75.0            -                    -

   Reduction of deferred income tax valuation allowance...        3.4             3.4            -                    -

   Dividends on common stock..............................      (80.0)            -              -                  (80.0)
                                                             --------        --------        -------              -------

Balance, December 31, 2006 (Restated).....................    1,413.2         1,630.7           (8.5)              (209.0)

   Comprehensive loss, net of tax:
     Net loss.............................................     (183.9)            -              -                 (183.9)
     Change in unrealized appreciation (depreciation) of
       investments (net of applicable income tax benefit
       of $30.8)..........................................      (54.9)            -            (54.9)                 -
                                                             --------

         Total comprehensive loss.........................     (238.8)

   Net transfer of investments to affiliates..............        2.6             2.6            -                    -

   Dividends on common stock..............................      (76.0)            -              -                  (76.0)
                                                             --------        --------        -------              -------

Balance, December 31, 2007................................   $1,101.0        $1,633.3        $ (63.4)             $(468.9)
                                                             ========        ========        =======              =======

                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
              for the years ended December 31, 2007, 2006 and 2005
                              (Dollars in millions)

                                                                                2007           2006           2005
                                                                                ----           ----           ----
                                                                                            (Restated)     (Restated)
Cash flows from operating activities:
   Net income (loss)....................................................    $  (183.9)     $    (67.9)      $    66.1
     Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
       Amortization and depreciation....................................        135.8           155.1           132.9
       Income taxes.....................................................        (47.8)          (48.3)           52.1
       Insurance liabilities............................................        (39.3)            5.3           (56.1)
       Accrual and amortization of investment income....................         48.7             7.0            71.6
       Deferral of policy acquisition costs.............................        (98.9)         (116.4)          (35.4)
       Net losses from sales of investments.............................        129.5            20.0             2.6
       Net sales of trading securities..................................        (16.0)           23.8           152.1
       Loss related to an annuity coinsurance transaction...............         76.5             -               -
       Other............................................................         14.7           119.5           100.7
                                                                            ---------      ----------       ---------

           Net cash provided by operating activities....................         19.3            98.1           486.6
                                                                            ---------      ----------       ---------

Cash flows from investing activities:
   Sales of investments.................................................      2,509.5         2,208.8         6,148.0
   Maturities and redemptions...........................................        469.9           439.3           680.2
   Purchases of investments.............................................     (3,106.2)       (2,407.8)       (6,784.3)
   Other................................................................        (14.3)          (11.0)          (22.3)
                                                                            ---------      ----------       ---------

           Net cash provided (used) by investing activities.............       (141.1)          229.3            21.6
                                                                            ---------      ----------       ---------

Cash flows from financing activities:
   Capital contribution from parent.....................................          -              75.0             -
   Deposits to insurance liabilities....................................        874.8           965.0           706.5
   Investment borrowings................................................        449.1            (1.4)         (297.7)
   Withdrawals from insurance liabilities...............................     (1,087.2)       (1,241.8)       (1,197.4)
   Dividends paid on common stock.......................................        (76.0)          (80.0)          (85.0)
                                                                            ---------      ----------       ---------

           Net cash provided (used) by financing activities.............        160.7          (283.2)         (873.6)
                                                                            ---------      ----------       ---------

           Net increase (decrease) in cash and
              cash equivalents..........................................         38.9            44.2          (365.4)

Cash and cash equivalents, beginning of year............................         87.0            42.8           408.2
                                                                            ---------      ----------       ---------

Cash and cash equivalents, end of year..................................    $   125.9      $     87.0       $    42.8
                                                                            =========      ==========       =========

                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

1.   BASIS OF PRESENTATION

     Washington National Insurance Company ("Washington National") and its wholly owned subsidiaries, Conseco Insurance Company ("CIC") and Conseco Life Insurance Company ("Conseco Life") (collectively "we" or the "Company") are life insurance companies domiciled in Illinois, Illinois and Indiana, respectively, which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a Delaware corporation ("Conseco"). Conseco became the successor to Conseco, Inc., an Indiana corporation, in connection with its bankruptcy reorganization which became effective on September 10, 2003 (the "Effective Date"). Conseco is a financial services holding company with subsidiaries operating throughout the United States. The Company's direct parent is Conseco Life Insurance Company of Texas (the "Parent"), an indirect wholly owned subsidiary of Conseco.

     Intercompany transactions among the consolidated companies have been eliminated in consolidation. We have reclassified certain amounts in our 2006 and 2005 consolidated financial statements and notes to conform with the 2007 presentation. These reclassifications have no effect on net income or shareholder's equity.

     When we prepare financial statements in conformity with generally accepted accounting principles ("GAAP"), we are required to make estimates and assumptions that significantly affect reported amounts of various assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions to calculate values for the cost of policies produced, the value of policies inforce at the Effective Date, certain investments, assets and liabilities related to income taxes, liabilities for insurance products, liabilities related to litigation and guaranty fund assessment accruals. If our future experience differs from these estimates and assumptions, our financial statements would be materially affected.

2.   RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

     Conseco's management and its audit committee concluded, on February 22, 2008, that it would restate its financial statements for the years ended December 31, 2006 and 2005. Such conclusion was based on the significance of errors identified in 2007 during the procedures performed in an effort to remediate Conseco's material weakness in internal controls which was first identified in 2006. Accordingly, the Company's financial statements have been restated to reflect the impact of such restatement.

     The most significant errors relate to adjustments to: (i) insurance policy benefits and the liabilities for insurance products in the specified disease and life blocks of business identified in 2007 during the aforementioned remediation procedures; (ii) the valuation allowance related to state operating loss carryforwards; and (iii) other net operating loss carryforwards.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The errors we discovered through our remediation procedures had the effect of reducing shareholder's equity at December 31, 2006 by $12.9 million, as summarized below (dollars in millions):

                                                                                         Overstatement of
                                                                                       shareholder's equity
                                                                                       at December 31, 2006
                                                                                       --------------------
       Coding errors in actuarial system related to specified disease
         return of premium features.....................................................       $(11.8)   (i)

       Error related to certain specified disease policies for which return of
         premium is payable upon first occurrence of claim..............................          7.4    (ii)

       Error in reserve factors for certain specified disease policies..................          5.3    (iii)

       Error related to certain specified disease policies for which return of
         premium benefit is not reduced for claims......................................          8.4    (iv)

       Inconsistent performance of procedure to identify terminated long-term
         care policies..................................................................         (4.0)   (v)

       Errors related to certain universal life policies with bonus features............          6.5    (vi)

       Errors identified through outlier procedures.....................................          7.7    (vii)

       Other errors.....................................................................           .6    (viii)
                                                                                               ------

           Total errors before income tax effect........................................         20.1

       Income tax effect related to above items.........................................         (7.2)
                                                                                               ------

           Total errors after income tax................................................       $ 12.9
                                                                                               ======

---------------------

     (i) The coding in our administrative system related to specified disease policies with a return of premium feature that had been subject to an exchange in the past was inaccurate. This resulted in an overstatement of insurance policy liabilities. This error relates to business assumed from an affiliate.

     (ii) Insurance policy liabilities for certain specified disease policies with a return of premium feature that is payable upon the earlier of the first occurrence of a covered claim or a specified date had not considered the first occurrence provision. This error resulted in an understatement of these reserves. This error relates to business assumed from an affiliate.

     (iii) A key factor used to determine specified disease insurance liabilities for certain policies sold by one of our insurance subsidiaries prior to its acquisition by Conseco was incorrectly set to zero. This resulted in no insurance policy liability being established for these policies. This error relates to business assumed from an affiliate.

     (iv) Insurance policy liabilities for certain specified disease policies with a return of premium provision had been calculated as if the benefit would be reduced by claims paid during the term of the policy, when such offset

                                       9

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

          provision was not applicable to the policies. This error resulted in an understatement of insurance policy liabilities and relates to business assumed by an affiliate.

     (v) The procedures we had established to identify terminations of long-term care policies due to the death of the insured were not being performed in a consistent manner. This error resulted in an overstatement of insurance policy liabilities.

     (vi) Provisions in certain universal life products that provided for future bonus credits were not being reflected in the amortization of the value of policies inforce. These errors resulted in an overstatement of the value of policies inforce.

     (vii) We perform various procedures in an effort to identify potential errors in our insurance policy liabilities by reviewing amounts that had unusual reserve or benefit balances. These procedures resulted in the identification of certain specified disease, long-term care and life policies with incorrect insurance policy liabilities. The errors include an understatement of insurance policy liabilities.

     (viii) Other miscellaneous errors that resulted in an misstatement of certain insurance policy liabilities. No single error resulted in adjustments exceeding $.5 million.

     During our process to restate our previously issued financial statements, we also corrected previously identified errors, which had been recognized through cumulative adjustments to previously issued financial statements. We determined that these errors were immaterial, after considering the magnitude of the adjustment in relationship to earnings in the period discovered, offsetting adjustments and other factors. The following is a summary of these errors:

   o During 2006, we discovered that procedures to appropriately identify deceased policyholders on a timely basis and release the related insurance policy liabilities were not being performed in a consistent manner. The error resulted in an overstatement of insurance policy liabilities of $2.6 million.

   o In 2006, we discovered that we had not been establishing insurance policy liabilities for certain specified disease coverages and that factors used to determine these liabilities were incorrect. The errors resulted in an understatement of insurance policy liabilities of $5.5 million.

   o In 2006, we discovered that some claim liabilities for non-forfeiture benefits had been estimated based on the original pool of money benefit, rather than pool amounts reduced by benefits previously paid. These errors resulted in an understatement of claim reserves of $1.1 million.

     We also determined that our valuation allowance related to certain state operating loss carryforwards was understated by $10.3 million as we determined that it is more likely than not that such state operating loss carryforwards would not be realized. The error resulted in an overstatement of our income tax assets. In addition, we determined that certain net operating loss carryforwards totaling $8.5 million would not be realizable. This error resulted in an overstatement of our income tax assets.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The effects of the restatement adjustments on our consolidated financial statements are as follows:

Consolidated Statement of Operations

                                                               Year ended December 31, 2006
                                              -----------------------------------------------------------
                                                                         Adjustments
                                                                 ---------------------------
                                                                                  Previously
                                              As previously      Remediation      identified        As
                                                reported         procedures         errors       restated
                                                --------         ----------         ------       --------
                                                                    (Dollars in millions)
       Total revenues.......................    $1,252.0          $  -             $  -          $1,252.0
                                                --------          ------           ------        --------
       Benefits and expenses:
          Insurance policy benefits.........       834.9             2.5             (1.1)          836.3
          Amortization......................       138.4             -                -             138.4
          Costs related to tentative
             litigation settlement..........       165.8             -                -             165.8
          Other operating costs and
             expenses.......................       218.5             -                -             218.5
                                                --------          ------           ------        --------

             Total benefits and expenses....     1,357.6             2.5             (1.1)        1,359.0
                                                --------          ------           ------        --------

             Loss before income taxes.......      (105.6)           (2.5)             1.1          (107.0)

       Income tax benefit...................       (38.6)            (.9)              .4           (39.1)
                                                --------          ------           ------        --------

          Net loss..........................    $  (67.0)         $ (1.6)          $   .7        $  (67.9)
                                                ========          ======           ======        ========

                                                               Year ended December 31, 2005
                                              -----------------------------------------------------------
                                                                         Adjustments
                                                                 ---------------------------
                                                                                  Previously
                                              As previously      Remediation      identified        As
                                                reported         procedures         errors       restated
                                                --------         ----------         ------       --------
                                                                    (Dollars in millions)
       Total revenues.......................     $1,278.9         $  -           $    -         $1,278.9
                                                 --------         ------         --------       --------
       Benefits and expenses:
          Insurance policy benefits.........        803.8            7.5             12.1          823.4
          Amortization......................        129.2            -              (10.0)         119.2
          Costs related to tentative
             litigation settlement..........          9.2            -                -              9.2
          Other operating costs and
             expenses.......................        228.9            -                -            228.9
                                                 --------         ------         --------       --------

             Total benefits and expenses....      1,171.1            7.5              2.1        1,180.7
                                                 --------         ------         --------       --------

             Income before income taxes.....        107.8           (7.5)            (2.1)          98.2

       Income tax expense...................         35.6           (2.7)             (.8)          32.1
                                                 --------         ------         --------       --------

          Net income........................     $   72.2         $ (4.8)        $   (1.3)      $   66.1
                                                 ========         ======         ========       ========

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

Selected Consolidated Balance Sheet Accounts

                                                               Year ended December 31, 2006
                                              -----------------------------------------------------------
                                                                         Adjustments
                                                                 ---------------------------
                                                                                  Previously
                                              As previously      Remediation      identified        As
                                                reported         procedures         errors       restated
                                                --------         ----------         ------       --------
                                                                    (Dollars in millions)
       Income tax assets, net...............   $    244.1         $  7.2           $(20.5)     $    230.8
       Total assets.........................     11,597.3            7.2            (20.5)       11,584.0
       Insurance liabilities................      9,859.1           20.1              -           9,879.2
       Additional paid-in capital...........      1,654.8           (4.3)(a)        (19.8)        1,630.7
       Accumulated deficit..................       (199.7)          (8.6)(a)          (.7)         (209.0)

---------

     (a) The total effect of the errors discovered through our remediation procedures was a decrease to shareholder's equity of $12.9 million. See table above for details.

                                                               Year ended December 31, 2005
                                              -----------------------------------------------------------
                                                                         Adjustments
                                                                 ---------------------------
                                                                                  Previously
                                              As previously      Remediation      identified        As
                                                reported         procedures         errors       restated
                                                --------         ----------         ------       --------
                                                                    (Dollars in millions)
       Income tax assets, net...............    $   164.9         $  6.3         $  (18.3)     $    152.9
       Total assets.........................     11,911.3            6.3            (18.3)       11,899.3
       Insurance liabilities................     10,159.2           17.6              1.1        10,177.9
       Additional paid-in capital...........      1,574.6           (4.3)           (18.0)        1,552.3
       Accumulated deficit..................        (52.7)          (7.0)            (1.4)          (61.1)

                                                               Year ended December 31, 2004
                                              -----------------------------------------------------------
                                                                         Adjustments
                                                                 ---------------------------
                                                                                  Previously
                                              As previously      Remediation      identified        As
                                                reported         procedures         errors       restated
                                                --------         ----------         ------       --------
                                                                    (Dollars in millions)
       Value of policies inforce at the
          Effective Date....................    $   877.0           $ -             $ 22.9       $   899.9
       Cost of policies produced............         34.3             -              (18.3)           16.0
       Income tax assets, net...............        152.1             3.6            (19.1)          136.6
       Total assets.........................     12,874.9             3.6            (14.5)       12,864.0
       Insurance liabilities................     10,729.2            10.1              3.6        10,742.9
       Additional paid-in capital...........      1,540.3            (4.3)           (18.0)        1,518.0
       Accumulated deficit..................        (39.9)           (2.2)             (.1)          (42.2)

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

Selected Consolidated Statement of Cash Flow Amounts

                                                               Year ended December 31, 2006
                                              -----------------------------------------------------------
                                                                         Adjustments
                                                                 ---------------------------
                                                                                  Previously
                                              As previously      Remediation      identified        As
                                                reported         procedures         errors       restated
                                                --------         ----------         ------       --------
                                                                    (Dollars in millions)
       Cash flows from operating activities:
          Net loss..........................      $(67.0)          $(1.6)          $  .7          $(67.9)
          Income taxes......................       (47.8)            (.9)             .4           (48.3)
          Insurance liabilities.............         3.9             2.5            (1.1)            5.3

       Net cash provided by operating
          activities........................        98.1             -               -              98.1

                                                               Year ended December 31, 2005
                                              ------------------------------------------------------------
                                                                         Adjustments
                                                                 ---------------------------
                                                                                  Previously
                                              As previously      Remediation      identified        As
                                                reported         procedures         errors       restated
                                                --------         ----------         ------       --------
                                                                    (Dollars in millions)
       Cash flows from operating activities:
          Net income........................      $ 72.2            $(4.8)          $ (1.3)        $ 66.1
          Amortization and depreciation.....       142.9              -              (10.0)         132.9
          Income taxes......................        55.6             (2.7)             (.8)          52.1
          Insurance liabilities.............       (75.7)             7.5             12.1          (56.1)

       Net cash provided by operating
          activities........................       486.6              -                -            486.6

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following summary explains the significant accounting policies we use to prepare our financial statements. We prepare our financial statements in accordance with GAAP. We follow the accounting standards established by the Financial Accounting Standards Board ("FASB"), the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

     Investments

     We classify our fixed maturity securities into one of three categories: (i) "actively managed" (which we carry at estimated fair value with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity); (ii) "trading" (which we carry at estimated fair value with changes in such value recognized as trading income); or (iii) "held to maturity" (which we carry at amortized cost). We had no fixed maturity securities classified as held to maturity during the periods presented in these financial statements.

     Equity securities include investments in common stock and non-redeemable preferred stock. We carry these investments

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity. When declines in value considered to be other than temporary occur, we reduce the amortized cost to estimated fair value and recognize a loss in the statement of operations. Equity securities are included in other invested assets.

     Preferred stock of affiliates are carried at estimated fair value. We record any unrealized gain or loss, net of income taxes, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Payment terms specified for mortgage loans may include a prepayment penalty for unscheduled payoff of the investment. Prepayment penalties are recognized as investment income when received.

     Policy loans are stated at current unpaid principal balances.

     Certain of our trading securities are held in an effort to offset the portion of the income statement volatility caused by the effect of interest rate fluctuations on the value of certain embedded derivatives related to our equity-indexed annuity products and certain modified coinsurance agreements. See the sections of this note entitled "Accounting for Derivatives" and "Investment Borrowings" for further discussion regarding embedded derivatives and the trading accounts. In addition, the trading account includes investments backing the market strategies of our multibucket annuity products. The change in market value of these securities, which is recognized currently in investment income, is substantially offset by the change in insurance policy benefits for these products. Our trading securities totaled $290.2 million and $397.5 million at December 31, 2007 and 2006, respectively.

     Other invested assets include: (i) certain call options purchased in an effort to hedge the effects of certain policyholder benefits related to our equity-indexed annuity and life insurance products; (ii) certain non-traditional investments; and (iii) equity securities. We carry the call options at estimated fair value as further described in the section of this note entitled "Accounting for Derivatives". Non-traditional investments include investments in certain limited partnerships, which are accounted for using the equity method, and promissory notes, which are accounted for using the cost method.

     We defer any fees received or costs incurred when we originate investments. We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments without anticipation of prepayments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than trading securities), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as a realized investment gain or loss.

     We regularly evaluate our investments for possible impairment. When we conclude that a decline in a security's net realizable value is other than temporary, the decline is recognized as a realized loss and the cost basis of the security is reduced to its estimated fair value.

     Cash and Cash Equivalents

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

     Assets Held in Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the separate account assets. We record the fees earned

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

for administrative and contractholder services performed for the separate accounts in insurance policy income.

     Value of Policies Inforce at the Effective Date

     The value assigned to the right to receive future cash flows from contracts existing at September 10, 2003 is referred to as the value of policies inforce at the Effective Date. We also defer renewal commissions paid in excess of ultimate commission levels related to the existing policies in this account. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as described below for the cost of policies produced.

     The discount rate we used to determine the value of the value of policies inforce at the Effective Date was 12 percent.

     The Company expects to amortize the balance of the value of policies inforce at the Effective Date as of December 31, 2007 as follows: 15 percent in 2008, 11 percent in 2009, 9 percent in 2010, 6 percent in 2011 and 5 percent in 2012.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business subsequent to September 10, 2003 are referred to as the cost of policies produced. For universal life or investment products, we amortize these costs in relation to the estimated gross profits using the interest rate credited to the underlying policies. For other products, we amortize these costs in relation to future anticipated premium revenue using the projected investment earnings rate.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in accumulated other comprehensive income within shareholder's equity.

     As of January 1, 2007, we adopted Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for the cost of policies produced on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". As a result of the adoption of SOP 05-1 and related guidance, if an internal replacement modification substantially changes a contract, then the cost of policies produced is written off immediately through the consolidated statement of operations and any new definable cost associated with the new replacement are deferred as the cost of policies produced. If a contract modification does not substantially change the contract, the amortization of the cost of policies produced on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     We regularly evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense. In certain cases, the unamortized balance of the cost of policies produced may not be deficient in the aggregate, but our estimates of future earnings indicate that profits would be recognized in early periods and losses in later periods. In this case, we increase the amortization of the cost of policies produced over the period of profits, by an amount necessary to offset losses that are expected to be recognized in the later years.

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     For universal life and investment contracts that do not involve significant mortality or morbidity risk, the amounts collected

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

from policyholders are considered deposits and are not included in revenue. Revenues for these contracts consist of charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances. Such revenues are recognized when the service or coverage is provided, or when the policy is surrendered.

     We establish liabilities for investment and universal life products equal to the accumulated policy account values, which include an accumulation of deposit payments plus credited interest, less withdrawals and the amounts assessed against the policyholder through the end of the period. Sales inducements provided to the policyholders of these products are recognized as liabilities over the period that the contract must remain in force to qualify for the inducement. The options attributed to the policyholder related to our equity-indexed annuity products are accounted for as embedded derivatives as described in the section of this note entitled "Accounting for Derivatives".

     Traditional life and the majority of our accident and health products (including long-term care, Medicare supplement and specified disease products) are long duration insurance contracts. Premiums on these products are recognized as revenues when due from the policyholders.

     We establish liabilities for traditional life, accident and health insurance, and life contingent payment annuity products using mortality tables in general use in the United States, which are modified to reflect the Company's actual experience when appropriate. We establish liabilities for accident and health insurance products using morbidity tables based on the Company's actual or expected experience. These reserves are computed at amounts that, with additions from estimated future premiums received and with interest on such reserves at estimated future rates, are expected to be sufficient to meet our obligations under the terms of the policy. Liabilities for future policy benefits are computed on a net-level premium method based upon assumptions as to future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses determined when the policies were issued (or with respect to policies inforce at August 31, 2003, the Company's best estimate of such assumptions on the Effective Date). We make an additional provision to allow for potential adverse deviation for some of our assumptions. Once established, assumptions on these products are generally not changed unless a premium deficiency exists. In that case, a premium deficiency reserve is recognized and the future pattern of reserve changes are modified to reflect the relationship of premiums to benefits based on the current best estimate of future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses, determined without an additional provision for potential adverse deviation.

     We establish claim reserves based on our estimate of the loss to be incurred on reported claims plus estimates of incurred but unreported claims based on our past experience.

     Accounting for Long-term Care Premium Rate Increases

     Washington National is subject to an order issued by the Florida Office of Insurance Regulation which impacts approximately 4,800 home health care policies issued in Florida by Washington National and its predecessor companies. The order required Washington National to offer a choice of three alternatives to holders of home health care policies in Florida subject to premium rate increases as follows:

   o retention of their current policy with a rate increase of 50 percent in the first year and actuarially justified increases in subsequent years;

   o receipt of a replacement policy with reduced benefits and a rate increase in the first year of 25 percent and no more than 15 percent in subsequent years; or

   o receipt of a paid-up policy, allowing the holder to file future claims up to 100 percent of the amount of premiums paid since the inception of the policy.

     Reserves for all three groups of policies under the order were prospectively adjusted using a prospective revision methodology as these alternatives were required by the Florida Office of Insurance Regulation. These policies had no insurance acquisition costs established at the Effective Date.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Reinsurance

     In the normal course of business, we seek to limit our loss exposure on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.8 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. In each case, the Company is directly liable for claims reinsured even if the assuming company is unable to pay.

     The cost of reinsurance on life and health coverages is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $104.4 million, $104.4 million and $105.3 million in 2007, 2006 and 2005, respectively. We deduct this cost from insurance policy income. Reinsurance recoveries netted against insurance policy benefits totaled $60.8 million, $109.9 million and $108.4 million in 2007, 2006 and 2005, respectively.

     From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above. Reinsurance premiums assumed totaled $122.8 million, $133.8 million and $144.9 million in 2007, 2006 and 2005, respectively. Reinsurance premiums assumed from transactions with affiliates of the Company were $92.1 million, $99.4 million and $106.8 million in 2007, 2006 and 2005, respectively. Pursuant to a modified coinsurance agreement, substantially all of the premiums assumed from affiliates relate to individual and group specified disease business issued by Conseco Health Insurance Company.

     At December 31, 2007 and 2006, approximately one percent and 12 percent, respectively, of our total reinsurance recoverables were from subsidiaries of Conseco.

     See the section of this note entitled "Accounting for Derivatives" for a discussion of the derivative embedded in the payable related to certain modified coinsurance agreements.

     On October 12, 2007, we completed a transaction to coinsure 100 percent of most of the older inforce equity-indexed annuity and fixed annuity business of three of our insurance subsidiaries with Reassure America Life Insurance Company ("REALIC"), a subsidiary of Swiss Re Life & Health America Inc. The transaction was recorded in our financial statements on September 28, 2007, the date the parties were bound by the coinsurance agreement and all regulatory approvals had been obtained. In the transaction, REALIC: (i) paid a ceding commission of $76.5 million; and (ii) assumed the investment and persistency risk of these policies. Our insurance subsidiaries ceded approximately $2.8 billion of policy and other reserves to REALIC, as well as transferred the invested assets backing these policies on October 12, 2007. Our insurance subsidiaries remain primarily liable to the policyholders in the event REALIC does not fulfill its obligations under the agreements. Accordingly, our insurance liabilities continue to include the amounts ceded for these policies, which is offset by a corresponding amount in reinsurance receivables. The increase in reinsurance receivables from December 31, 2006 to December 31, 2007 is largely attributable to this reinsurance agreement. The coinsurance transaction has an effective date of January 1, 2007.

     Pursuant to the terms of the annuity coinsurance agreement, the ceding commission was based on the January 1, 2007 value of the assets and liabilities related to the ceded block. The earnings (loss) after income taxes on the business from January 1, 2007 through September 28, 2007, resulted in increases (decreases) to the loss calculated as of January 1, 2007. Such after-tax earnings (loss) include the market value declines on invested assets transferred to the reinsurer occurring during the first three quarters of 2007.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following summarizes the profits and losses recognized on this business in 2007 (dollars in millions):

                                                                                              2007
                                                                                              ----
Net earnings on the block before tax....................................................    $  17.0

Realized investment losses, net of amortization of insurance intangibles................      (40.6)

Loss related to the annuity coinsurance transaction.....................................      (76.5) (a)
                                                                                            -------

Net loss before income taxes............................................................    $(100.1)
                                                                                            =======

------------

     (a) Amount represents the net loss before income taxes recognized on the annuity coinsurance transaction during 2007, including the earnings and losses on the block during that period and the loss recognized upon completion of the transaction. The following summarizes the components of the loss before income taxes (dollars in millions):

              Assets received (transferred)
                 Investments....................................   $(2,560.8)
                 Accrued investment income......................       (28.7)
                 Value of policies inforce at the Effective Date      (198.9)
                 Cost of policies produced......................       (20.5)
                 Reinsurance receivables........................     2,764.3
                 Other..........................................       (31.9)
                                                                   ---------

                    Net loss before income taxes................   $   (76.5)
                                                                   =========

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and net operating loss carryforwards ("NOLs"). We evaluate the realizability of our deferred income tax assets and assess the need for a valuation allowance on an ongoing basis. In evaluating our deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of our deferred income tax assets depends upon generating sufficient future taxable income during the periods in which our temporary differences become deductible and before our capital loss carryforwards and NOLs expire. This assessment requires significant judgment. However, recovery is dependent on achieving such projections and failure to do so would result in an increase in the valuation allowance in a future period. Any future increase in the valuation allowance would result in additional income tax expense and reduce shareholder's equity, and such an increase could have a significant impact upon our earnings in the future.

     Based upon information existing at the time of our emergence from bankruptcy, we established a valuation allowance against our entire balance of net deferred income tax assets as we believed that the realization of such net deferred income tax assets in future periods was uncertain. During 2005 and 2006, we concluded that it was no longer necessary to hold certain portions of the previously established valuation allowance. Accordingly, we reduced our valuation allowance by $33.3 million and $3.4 million in 2005 and 2006, respectively. However, we are required to continue to hold a valuation allowance of $235.7 million at December 31, 2007 because we have determined that it is more likely than not that a portion of our deferred tax assets will not be realized. This determination was made by evaluating each component of the deferred tax asset and assessing the effects of limitations or interpretations on the value of such component to be fully recognized in the future.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Investment Borrowings

     In the first quarter of 2007, the Company became a member of the Federal Home Loan Bank of Indianapolis ("FHLBI"). As a member of the FHLBI, the Company has the ability to borrow on a collateralized basis from FHLBI. The Company is required to hold a certain minimum amount of FHLBI common stock as a requirement of membership in the FHLBI, and additional amounts based on the amount of the borrowings. At December 31, 2007, the carrying value of the FHLBI common stock was $22.5 million. Collateralized borrowings from the FHLBI totaled $450.0 million as of December 31, 2007, and the proceeds were used to purchase fixed maturity securities. The borrowings are classified as investment borrowings in the accompanying consolidated balance sheet. The borrowings are collateralized by investments with an estimated fair value of $509.0 million at December 31, 2007, which are maintained in a custodial account for the benefit of the FHLBI. The Company recognized interest expense of $16.7 million in 2007 related to the borrowings. The following summarizes the terms of the borrowings (dollars in millions):

                        Amount                 Maturity                   Interest rate
                       borrowed                  date                 at December 31, 2007
                       --------                  ----                 --------------------
                        $100.0              November 2015              Fixed rate - 4.890%
                         100.0              December 2015              Fixed rate - 4.710%
                          54.0              May 2012                   Variable rate - 5.015%
                         146.0              November 2015              Fixed rate - 5.300%
                          37.0              July 2012                  Fixed rate - 5.540%
                          13.0              July 2012                  Variable rate - 5.308%

     At December 31, 2007, investment borrowings consisted of: (i) collateralized borrowings from the FHLBI of $450.0 million; and (ii) other borrowings of $10.6 million.

     At December 31, 2006, investment borrowings consisted of other borrowings of $11.5 million.

     Accounting for Derivatives

     Our equity-indexed annuity products provide a guaranteed base rate of return and a higher potential return that is based on a percentage (the "participation rate") of the amount of increase in the value of a particular index, such as the Standard & Poor's 500 Index, over a specified period. Typically, at the beginning of each policy year, a new index period begins. We are able to change the participation rate at the beginning of each index period, subject to contractual minimums. We typically buy call options on the applicable indices in an effort to hedge potential increases to policyholder benefits resulting from increases in the particular index to which the product's return is linked. Policyholder account balances for these annuities fluctuate in relation to changes in the values of these options. We reflect changes in the estimated market value of these options in net investment income (classified as investment income from policyholder and reinsurer accounts and other special-purpose portfolios). Net investment income (loss) related to equity-indexed products was $2.7 million, $28.1 million and $(12.0) million during 2007, 2006 and 2005, respectively. These amounts were substantially offset by the corresponding charge to insurance policy benefits. The estimated fair value of these options was $27.8 million and $63.6 million at December 31, 2007 and 2006, respectively. We classify these instruments as other invested assets. Pursuant to the annuity coinsurance agreement described above, we continue to hold $11.9 million of these options for the benefit of the assuming company until such options expire. All future cash flows (including any increases (decreases) in fair value) from these options are transferred to the assuming company. Such options are included in other invested assets, and we have established a liability for the amount due to the assuming company upon their expiration, based on the December 31, 2007 estimated market value of these options.

     The Company accounts for the options attributed to the policyholder for the estimated life of the annuity contract as embedded derivatives as defined by Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

Effective Date of FASB Statement No. 133" and Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". We record the changes in the fair values of the embedded derivatives in current earnings as a component of policyholder benefits. The fair value of these derivatives, which are classified as "liabilities for interest-sensitive products", was $237.8 million (including $156.9 million which was ceded pursuant to an annuity coinsurance transaction as further described above under the caption "Reinsurance") and $208.4 million at December 31, 2007 and 2006, respectively. We maintain a specific block of investments which are equal to the balance of these liabilities in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income. The change in value of these trading securities attributable to interest fluctuations will generally offset the change in the value of the embedded derivative provided corporate spreads remain constant.

     If the counterparties for the derivatives we hold fail to meet their obligations, we may have to recognize a loss. We limit our exposure to such a loss by diversifying among several counterparties believed to be strong and creditworthy. At December 31, 2007, all of our counterparties were rated "A" or higher by Standard & Poor's Corporation ("S&P").

     Certain of our reinsurance payable balances contain embedded derivatives as defined in SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments". Such derivatives had an estimated fair value of $(1.0) million and $.7 million at December 31, 2007 and 2006, respectively. We record the change in the fair value of these derivatives as a component of investment income. We maintain a specific block of investments related to these agreements in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income. The change in value of these trading securities attributable to interest rate fluctuations will generally offset the change in the value of the embedded derivatives provided corporate spreads remain constant.

     Multibucket Annuity Product

     The Company's multibucket annuity is a fixed annuity product that credits interest based on the experience of a particular market strategy. Policyholders allocate their annuity premium payments to several different market strategies based on different asset classes within the Company's investment portfolio. Interest is credited to this product based on the market return of the given strategy, less management fees, and funds may be moved between different strategies. The Company guarantees a minimum return of premium plus approximately 3 percent per annum over the life of the contract. The investments backing the market strategies of these products are designated by the Company as trading securities. The change in the fair value of these securities is recognized currently in investment income, which is substantially offset by the change in insurance policy benefits for these products. As of December 31, 2007, we hold insurance liabilities of $99.0 million related to multibucket annuity products.

     Fair Values of Financial Instruments

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and, for fixed maturity securities, the maturity of the investment being priced.

     Preferred stock of affiliates. The issuers, which are subsidiaries of Conseco, may redeem the preferred stock at any time at the redemption price plus accrued and unpaid dividends. The estimated fair value of these investments approximates such redemption amounts.

     Cash and cash equivalents. The carrying amount for these instruments approximates their estimated fair value.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations. The market value of policy loans approximates their carrying value.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on discounted future expected cash flows or independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

     Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. The estimated fair values are assumed to approximate carrying values.

     The estimated fair values of our financial instruments at December 31, 2007 and 2006, were as follows (dollars in millions):

                                                                                       2007                  2006
                                                                               -------------------    ------------------
                                                                               Carrying      Fair     Carrying     Fair
                                                                                Amount       Value     Amount      Value
                                                                                ------       -----     ------      -----
                                                                                                          (Restated)
Financial assets:
   Actively managed fixed maturities.......................................    $5,648.5   $5,648.5    $8,203.0   $8,203.0
   Preferred stock of affiliates...........................................        50.5       50.5        57.9       57.9
   Mortgage loans..........................................................       696.1      716.6       640.6      664.1
   Policy loans............................................................       307.3      307.3       349.0      349.0
   Trading securities......................................................       290.2      290.2       397.5      397.5
   Other invested assets...................................................        76.1       76.1        96.9       96.9
   Cash and cash equivalents...............................................       125.9      125.9        87.0       87.0

Financial liabilities:
   Insurance liabilities for interest-sensitive products (a)...............     7,361.6    7,361.6     7,479.5    7,479.5
   Investment borrowings...................................................       460.6      460.6        11.5       11.5

--------------------
(a) The estimated fair value of insurance liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2007 and 2006. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year.

     Sales Inducements

     Certain of our annuity products offer sales inducements to contract holders in the form of enhanced crediting rates or bonus payments in the initial period of the contract. Certain of our life insurance products offer persistency bonuses credited to the contract holders balance after the policy has been outstanding for a specified period of time. These enhanced rates and persistency bonuses are considered sales inducements under Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". Such amounts are deferred and amortized in the same manner as the cost of policies produced. Sales inducements deferred totaled $32.6 million, $46.0 million and $31.0 million in 2007, 2006 and 2005, respectively. Amounts amortized totaled $9.0 million, $11.9 million and $12.7 million in 2007, 2006 and 2005, respectively. The unamortized balance of deferred sales inducements was $98.9 million and $75.3 million at December 31, 2007 and 2006, respectively. The balance of insurance liabilities for persistency bonus benefits was $240.5 million and $285.1 million at December 31, 2007 and 2006, respectively.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Recently Issued Accounting Standards

     Pending Accounting Standards

     In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51" ("SFAS 160"), which establishes new standards governing the accounting for and reporting of noncontrolling interests (previously referred to as minority interests). SFAS 160 establishes reporting requirements which include, among other things, that noncontrolling interests be reflected as a separate component of equity, not as a liability. It also requires that the interests of the parent and the noncontrolling interest be clearly identifiable. Additionally, increases and decreases in a parent's ownership interest that leave control intact shall be reflected as equity transactions, rather than step acquisitions or dilution gains or losses. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008 and early adoption is prohibited. We do not expect the initial adoption of SFAS 160 to be material to our financial position or results of operations.

     In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (revised 2007), "Business Combinations" ("SFAS 141R"). SFAS 141R requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition date fair value, with certain exceptions. Additionally, SFAS 141R requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. SFAS 141R also provides for a substantial number of new disclosure requirements. SFAS 141R is effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008 and early adoption is prohibited. We expect that SFAS 141R will have an impact on our accounting for future business combinations once the statement is adopted but the effect is dependent upon acquisitions, if any, that are made in the future.

     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115" ("SFAS 159"). SFAS 159 allows entities to choose to measure many financial instruments and certain other items, including insurance contracts, at fair value (on an instrument-by-instrument basis) that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is effective for us on January 1, 2008. We do not expect to elect the fair value option for any of our financial assets or liabilities.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures of fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The adoption of SFAS 157 will not have a material effect on our results of operations and financial condition.

     Adopted Accounting Standards

     In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 creates a comprehensive model which addresses how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return. This guidance is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 had no impact on our results of operations or financial position. The Company classifies interest and, if applicable, penalties as income tax expense in the consolidated statement of operations. No such amounts were recognized in 2007. The liability for accrued interest was not significant at December 31, 2007 or 2006.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1,

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

"Application of Statement 133 to Beneficial Interest in Securitized Financial Assets". SFAS 155: (a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. The standard also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. SFAS 155 was effective for all financial instruments acquired or issued in a fiscal year that begins after September 15, 2006. The initial adoption of SFAS 155 did not have a material effect on our financial position or results of operations.

     In September 2005, the Accounting Standards Executive Committee issued SOP 05-1. This statement provides guidance on accounting for deferred acquisition costs on an internal replacement which is defined broadly as a modification in product benefits, features, rights, or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to an existing contract, or by the election of a benefit, feature, right, or coverage within an existing contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from the replaced contract should not be deferred in connection with the replacement contract. The provisions of SOP 05-1 are effective for internal replacements beginning January 1, 2007. The initial adoption of SOP 05-1 had no impact on our results of operations or financial position.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

4.   INVESTMENTS

     At December 31, 2007, the amortized cost and estimated fair value of actively managed fixed maturity securities and preferred stock of affiliates were as follows (dollars in millions):

                                                                                          Gross       Gross      Estimated
                                                                          Amortized    unrealized   unrealized     fair
                                                                            cost          gains       losses       value
                                                                            ----          -----       ------       -----
Investment grade:
   Corporate securities................................................    $3,933.3       $34.9     $(116.6)     $3,851.6
   United States Treasury securities and obligations of
     United States government corporations and agencies................       157.7        10.9         (.3)        168.3
   States and political subdivisions...................................       106.0         1.0        (1.5)        105.5
   Debt securities issued by foreign governments.......................         6.2          .2         -             6.4
   Structured securities ..............................................     1,156.0         2.7       (26.7)      1,132.0
Below-investment grade (primarily corporate securities)................       404.6          .9       (20.8)        384.7
                                                                           --------       -----     -------      --------

     Total actively managed fixed maturities...........................    $5,763.8       $50.6     $(165.9)     $5,648.5
                                                                           ========       =====     =======      ========

Preferred stock of affiliates..........................................       $42.7        $7.8      $  -           $50.5
                                                                              =====        ====      ======         =====

     At December 31, 2006, the amortized cost and estimated fair value of actively managed fixed maturity securities and preferred stock of affiliates were as follows (dollars in millions):

                                                                                          Gross      Gross       Estimated
                                                                          Amortized    unrealized  unrealized      fair
                                                                            cost          gains      losses        value
                                                                            ----          -----      ------        -----
Investment grade:
   Corporate securities................................................   $4,868.1         $48.6    $  (70.4)    $4,846.3
   United States Treasury securities and obligations of
     United States government corporations and agencies................      529.7          13.1        (8.1)       534.7
   States and political subdivisions...................................      169.8           1.3        (3.1)       168.0
   Debt securities issued by foreign governments.......................       62.0           1.6         (.2)        63.4
   Structured securities ..............................................    2,177.8           2.4       (27.7)     2,152.5
Below-investment grade (primarily corporate securities)................      443.5           7.2       (12.6)       438.1
                                                                          --------         -----     -------     --------

     Total actively managed fixed maturities...........................   $8,250.9         $74.2     $(122.1)    $8,203.0
                                                                          ========         =====     =======     ========

Preferred stock of affiliates..........................................      $42.7         $15.2      $  -          $57.9
                                                                             =====         =====      ======        =====

     At December 31, 2007, the amortized cost of the Company's below-investment grade fixed maturity securities was $404.6 million, or 7.0 percent of the Company's fixed maturity portfolio. The estimated fair value of the below-investment grade portfolio was $384.7 million, or 95 percent of the amortized cost.

     Below-investment grade securities have different characteristics than investment grade corporate debt securities. Based on historical performance, risk of default by the borrower is significantly greater for below-investment grade securities and in many cases, severity of loss is relatively greater as such securities are generally unsecured and often subordinated to other indebtedness of the issuer. Also, issuers of below-investment grade securities usually have higher levels of debt and may be more financially leveraged, hence, all other things being equal, more sensitive to adverse economic conditions, such as recession or increasing interest rates. The Company attempts to reduce the overall risk related to its investment in below-investment grade securities, as in all investments, through careful credit analysis, strict investment policy guidelines, and

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

diversification by issuer and/or guarantor and by industry.

     The following table summarizes the estimated fair value of our actively managed fixed maturity securities by category as of December 31, 2007 (dollars in millions):

                                                                                              Estimated       Percent of
                                                                                             fair value    fixed maturities
                                                                                             ----------    ----------------
   Structured securities................................................................       $1,151.0           20.4%
   Manufacturing........................................................................          951.7           16.9
   Bank and finance.....................................................................          602.7           10.7
   Utilities............................................................................          508.9            9.0
   Services.............................................................................          476.3            8.4
   Communications.......................................................................          315.8            5.6
   Agriculture, forestry and mining.....................................................          257.8            4.6
   Holdings and other investment offices................................................          230.7            4.1
   Retail and wholesale.................................................................          227.5            4.0
   U.S. Government......................................................................          168.3            3.0
   Transportation.......................................................................          158.6            2.8
   Asset-backed securities..............................................................          132.1            2.3
   States and political subdivisions....................................................          109.9            1.9
   Other................................................................................          357.2            6.3
                                                                                               --------          -----

      Total actively managed fixed maturities...........................................       $5,648.5          100.0%
                                                                                               ========          =====

     Accumulated other comprehensive loss is primarily comprised of the net effect of unrealized appreciation (depreciation) on our investments. These amounts, included in shareholder's equity as of December 31, 2007 and 2006, were as follows (dollars in millions):

                                                                                                2007               2006
                                                                                                ----               ----
Net unrealized depreciation on investments...............................................     $(106.8)            $(28.5)
Adjustment to value of policies inforce at the Effective Date............................         1.0               13.0
Adjustment to cost of policies produced..................................................         6.2                1.7
Deferred income tax asset................................................................        36.2                5.4
Other....................................................................................         -                  (.1)
                                                                                              -------             ------

       Accumulated other comprehensive loss..............................................     $ (63.4)            $ (8.5)
                                                                                              =======             ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

       The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2007, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions).

                                                                                                                 Estimated
                                                                                                   Amortized       fair
                                                                                                     cost          value
                                                                                                     ----          -----
Due in one year or less........................................................................    $   47.4      $   47.5
Due after one year through five years..........................................................       506.9         509.3
Due after five years through ten years.........................................................     1,744.4       1,723.1
Due after ten years............................................................................     2,287.5       2,217.6
                                                                                                   --------      --------

     Subtotal..................................................................................     4,586.2       4,497.5

Structured securities (a)......................................................................     1,177.6       1,151.0
                                                                                                   --------      --------

        Total actively managed fixed maturities ...............................................    $5,763.8      $5,648.5
                                                                                                   ========      ========

------------------
(a) Includes below-investment grade structured securities with an amortized cost and estimated fair value of $21.6 million and $19.0 million, respectively.

     Net investment income consisted of the following (dollars in millions):

                                                                                 2007           2006            2005
                                                                                 ----           ----            ----
Fixed maturities...........................................................     $477.6         $490.2          $516.3
Trading income related to policyholder and
   reinsurer accounts and other special-purpose portfolios.................       (9.7)           7.6             (.4)
Preferred stock of affiliates..............................................        5.0            4.6             4.0
Mortgage loans.............................................................       47.8           44.3            45.8
Policy loans...............................................................       22.6           21.3            22.6
Change in value of options related
   to equity-indexed products..............................................       (1.2)          26.0           (16.3)
Other invested assets......................................................        4.5            9.7             2.7
Cash and cash equivalents..................................................        7.6            5.4             7.6
                                                                                ------         ------          ------

   Gross investment income.................................................      554.2          609.1           582.3
Less investment expenses...................................................        6.9            8.2             9.5
                                                                                ------         ------          ------

     Net investment income.................................................     $547.3         $600.9          $572.8
                                                                                ======         ======          ======

     At both December 31, 2007 and 2006, we had no fixed maturity investments or mortgage loans that were not accruing investment income.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Net realized investment gains (losses) were included in revenue as follows (dollars in millions):

                                                                                2007           2006           2005
                                                                                ----           ----           ----
Fixed maturities:
   Gross gains.............................................................   $  31.9         $ 23.4         $ 34.8
   Gross losses............................................................     (74.4)         (37.8)         (37.7)
   Other-than-temporary declines in fair value.............................     (80.3)          (5.5)          (1.4)
                                                                              -------         ------         ------

       Net realized investment gains (losses) from
         fixed maturities..................................................    (122.8)         (19.9)          (4.3)

Other-than-temporary declines in fair value of equity
   securities and other invested assets....................................      (6.0)          (3.0)          (2.8)
Other......................................................................       (.7)           2.9            4.5
                                                                              -------         ------         ------

     Net realized investment losses........................................   $(129.5)        $(20.0)        $ (2.6)
                                                                              =======         ======         ======

     During 2007, net realized investment losses included: (i) $43.2 million of net losses from the sales of investments (primarily fixed maturities) with proceeds of $2.5 billion; (ii) $12.6 million of writedowns of investments for other than temporary declines in fair value (no single investment accounted for more than $5.0 million of such writedowns); and (iii) $73.7 million of writedowns of investments (which were subsequently transferred pursuant to a coinsurance agreement as further discussed in the note to the consolidated financial statements entitled "Summary of Significant Accounting Policies - Reinsurance") as a result of our intent not to hold such investments for a period of time sufficient to allow for any anticipated recovery in value. During 2006, we recognized net realized investment losses of $20.0 million, which were comprised of $11.5 million of net losses from the sales of investments (primarily fixed maturities) with proceeds of $2.2 billion, and $8.5 million of writedowns of investments for other than temporary declines in fair value. During 2005, we recognized net realized investment losses of $2.6 million, which were comprised of $1.6 million of net gains from the sales of investments (primarily fixed maturities) with proceeds of $6.1 billion, net of $4.2 million of writedowns of investments for other than temporary declines in fair value. At December 31, 2007, there were no investments in default as to the payment of principal or interest.

     During 2007, we sold $1.3 billion of fixed maturity investments which resulted in gross investment losses (before income taxes) of $74.4 million. We sell securities at a loss for a number of reasons including, but not limited to;
(i) changes in the investment environment; (ii) expectation that the market value could deteriorate further; (iii) desire to reduce our exposure to an issuer or an industry; (iv) changes in credit quality; or (v) changes in expected liability cash flows. During 2007, we sold eight investments at a loss which had been continuously in an unrealized loss position exceeding 20 percent of the amortized cost basis. Such investments were continuously in an unrealized loss position for less than six months prior to sale and had an amortized cost and estimated fair value of $33.8 million and $10.6 million, respectively.

     We regularly evaluate our investments for possible impairment. When we conclude that a decline in a security's net realizable value is other than temporary, the decline is recognized as a realized loss and the cost basis of the security is reduced to its estimated fair value.

     Our assessment of whether unrealized losses are "other than temporary" requires significant judgment. Factors considered include: (i) the extent to which market value is less than the cost basis; (ii) the length of time that the market value has been less than cost; (iii) whether the unrealized loss is event driven, credit-driven or a result of changes in market interest rates or risk premium; (iv) the near-term prospects for improvement in the issuer and/or its industry; (v) the investment's rating and whether the investment is investment-grade and/or has been downgraded since its purchase; (vi) whether the issuer is current on all payments in accordance with the contractual terms of the investment and is expected to meet all of its obligations under the terms of the investment; (vii) our ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery; (viii) the underlying current and prospective asset and enterprise values of the issuer and the extent to which the recoverability of the carrying value of our investment may be affected by changes in such values;

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

(ix) unfavorable changes in cash flows on mortgage-backed and asset-backed securities; and (x) other subjective factors, including information from regulators and credit agencies.

     Future events may occur, or additional information may become available, which may necessitate future realized losses of securities in our portfolio. Significant losses in the carrying values of our investments could have a material adverse effect on our earnings in future periods.

     The following table sets forth the amortized cost and estimated fair value of those actively managed fixed maturities with unrealized losses at December 31, 2007, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions):

                                                                                                            Estimated
                                                                                             Amortized        fair
                                                                                               cost           value
                                                                                             ---------      ---------
Due in one year or less..................................................................    $   13.4        $   13.4
Due after one year through five years....................................................       141.9           137.1
Due after five years through ten years...................................................     1,045.1         1,003.0
Due after ten years......................................................................     1,662.0         1,572.3
                                                                                             --------        --------

   Subtotal..............................................................................     2,862.4         2,725.8

Structured securities....................................................................       878.8           849.5
                                                                                             --------        --------

   Total.................................................................................    $3,741.2        $3,575.3
                                                                                             ========        ========

     The following summarizes the investments in our portfolio rated below-investment grade which have been continuously in an unrealized loss position exceeding 20 percent of the cost basis for the period indicated as of December 31, 2007 (dollars in millions):

                                                           Number             Cost          Unrealized         Estimated
       Period                                            of issuers           basis            loss           fair value
       ------                                            ----------           -----            ----           ----------
       Less than 6 months.............................       13               $18.3            $(4.8)            $13.5

       Greater than or equal to
         6 months and less
         than 12 months...............................        1                 2.6              (.9)              1.7

     Our investment strategy is to maximize, over a sustained period and within acceptable parameters of risk, investment income and total investment return through active investment management. Accordingly, we may sell securities at a gain or a loss to enhance the total return of the portfolio as market opportunities change or to better match certain characteristics of our investment portfolio with the corresponding characteristics of our insurance liabilities. While we have both the ability and intent to hold securities with unrealized losses until they mature or recover in value, we may sell securities at a loss in the future because of actual or expected changes in our view of the particular investment, its industry, its type or the general investment environment.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2007 (dollars in millions):

                                             Less than 12 months       12 months or greater              Total
                                           ----------------------     ---------------------       -----------------
                                           Fair        Unrealized     Fair       Unrealized       Fair   Unrealized
     Description of securities             value         losses       value        losses         value    losses
     -------------------------             -----         ------       -----        ------         -----    ------
     United States Treasury securities
        and obligations of United
        States government
        corporations and agencies.......  $   13.2        $  (.1)   $    9.5        $  (.2)       $   22.7    $   (.3)

     States and political subdivisions..      26.6          (1.1)       28.0          (1.3)           54.6       (2.4)

     Debt securities issued by
        foreign governments.............        .2           -           -             -                .2        -

     Corporate securities...............   1,855.1         (78.6)      793.2         (55.3)        2,648.3     (133.9)

     Structured securities..............     480.4         (19.4)      348.1          (9.9)          828.5      (29.3)
                                          --------        ------    --------        ------        --------    -------

     Total actively managed
        fixed maturities...............   $2,375.5        $(99.2)   $1,178.8        $(66.7)       $3,554.3    $(165.9)
                                          ========        ======    ========        ======        ========    =======

     The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2006 (dollars in millions):

                                             Less than 12 months       12 months or greater             Total
                                           ----------------------     ---------------------       -----------------
                                           Fair        Unrealized     Fair       Unrealized       Fair   Unrealized
     Description of securities             value         losses       value        losses         value    losses
     -------------------------             -----         ------       -----        ------         -----    ------
     United States Treasury securities
        and obligations of United
        States government
        corporations and agencies.......  $   30.6        $  (.6)   $  438.0        $ (7.5)      $  468.6   $  (8.1)

     States and political subdivisions..      49.1           (.6)       58.0          (2.5)         107.1      (3.1)

     Debt securities issued by
        foreign governments.............      17.0           (.1)        6.7           (.1)          23.7       (.2)

     Corporate securities...............   1,684.6         (25.1)    1,653.2         (57.9)       3,337.8     (83.0)

     Structured securities..............     555.7          (4.8)    1,135.3         (22.9)       1,691.0     (27.7)
                                          --------        ------    --------        ------       --------   -------

     Total actively managed
        fixed maturities................  $2,337.0        $(31.2)   $3,291.2        $(90.9)      $5,628.2   $(122.1)
                                          ========        ======    ========        ======       ========   =======

     Based on management's current assessment of investments with unrealized losses at December 31, 2007, the Company believes the issuers of the securities will continue to meet their obligations. We generally intend to hold securities in

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield, duration and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

     Mortgage Loans

     At December 31, 2007, the mortgage loan balance was primarily comprised of commercial loans. Approximately 9 percent, 7 percent, 7 percent, 7 percent and 6 percent of the mortgage loan balance were on properties located in Ohio, Florida, Indiana, Minnesota and California, respectively. No other state comprised greater than five percent of the mortgage loan balance. Our allowance for loss on mortgage loans was $2.1 million and $2.0 million at December 31, 2007 and 2006, respectively. Noncurrent mortgage loans were insignificant at December 31, 2007.

     Other Investment Disclosures

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $54.6 million and $51.6 million at December 31, 2007 and 2006, respectively.

     The Company had three investments in excess of 10 percent of shareholder's equity at December 31, 2007 and 2006 (other than investments issued or guaranteed by the United States government or a United States government agency) which are summarized below (dollars in millions):

                                                            2007                             2006
                                                 ---------------------------       -------------------------
                                                 Amortized        Estimated        Amortized       Estimated
         Issuer                                    cost           fair value          cost        fair value
         ------                                    ----           ----------          ----        ----------
         Federal Home Loan Mortgage
           Corporation.......................     $310.8             $308.5           $951.9         $936.8
         Federal National Mortgage
           Association.......................      210.5              209.1            497.6          491.0
         Investors Guaranty Association......      167.4              163.8            167.4          160.2

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

5.   LIABILITIES FOR INSURANCE PRODUCTS

     These liabilities consisted of the following (dollars in millions):

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      2007            2006
                                                         ----------   ----------   ----------      ----            ----
                                                                                                                (Restated)
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (c)        $3,985.2       $4,162.8
       Universal life contracts........................      N/A          N/A          N/A         3,376.5        3,316.7
                                                                                                  --------       --------

         Total interest-sensitive products.............                                            7,361.7        7,479.5
                                                                                                  --------       --------

     Traditional products:
       Traditional life insurance contracts............    Company
                                                         experience       (a)          5%            968.8          990.5
       Limited-payment annuities.......................    Company
                                                         experience,
                                                       if applicable      (b)          4%            522.4          557.0

       Individual and group accident and health........    Company      Company
                                                         experience   experience       5%            476.7          499.7
                                                                                                  --------       --------

         Total traditional products....................                                            1,967.9        2,047.2
                                                                                                  --------       --------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           361.4          352.5
                                                                                                  --------       --------

         Total.........................................                                           $9,691.0       $9,879.2
                                                                                                  ========       ========

-------------
   (a) Principally modifications of the 1965 - 70 Basic Tables.
   (b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.
   (c) In 2007 and 2006, all of this liability represented account balances where future benefits are not guaranteed.

     The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses. These reserves include amounts for estimated future payment of claims based on actuarial assumptions. The balance is based on the Company's best estimate of the future policyholder benefits to be incurred on this business, given recent and expected future changes in experience.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

6.   INCOME TAXES

     The components of the Company's income tax assets and liabilities were as follows (dollars in millions):

                                                                                                  2007             2006
                                                                                                  ----             ----
                                                                                                                (Restated)
Deferred tax assets:
    Net operating loss carryforwards......................................................... $    76.2          $  40.2
    Capital loss carryforwards...............................................................     225.5            327.7
    Net state operating loss carryforwards...................................................      12.1             12.1
    Tax credits..............................................................................      11.4             11.4
    Insurance liabilities....................................................................   1,261.7            473.5
    Unrealized depreciation of investments...................................................      36.2              5.4
    Other....................................................................................     158.1             43.9
                                                                                              ---------          -------

          Gross deferred tax assets..........................................................   1,781.2            914.2
                                                                                              ---------          -------

Deferred tax liabilities:
    Actively managed fixed maturities........................................................      (6.8)           (23.5)
    Value of policies inforce at the Effective Date and cost of policies produced............    (148.4)          (217.6)
    Reinsurance receivables..................................................................  (1,087.3)          (110.7)
                                                                                              ---------          -------

         Gross deferred tax liabilities......................................................  (1,242.5)          (351.8)
                                                                                              ---------          -------

         Net deferred tax assets before valuation allowance..................................     538.7            562.4

    Valuation allowance......................................................................    (235.7)          (337.9)
                                                                                              ---------          -------

         Net deferred tax assets.............................................................     303.0            224.5

Current income taxes prepaid.................................................................       6.4              6.3
                                                                                              ---------          -------

         Income tax assets, net.............................................................. $   309.4          $ 230.8
                                                                                              =========          =======

     The components of income tax expense (benefit) were as follows (dollars in millions):

                                                                                2007           2006           2005
                                                                                ----           ----           ----
                                                                                            (Restated)     (Restated)
Current tax expense (benefit)..............................................    $(19.2)        $ (2.6)         $  5.7
Deferred tax provision (benefit)...........................................     (74.0)         (36.5)           26.4
                                                                               ------         ------          ------

       Income tax expense (benefit) on period income.......................     (93.2)         (39.1)           32.1

Valuation allowance........................................................      18.7            -               -
                                                                               ------         ------          ------

       Total income tax expense (benefit)..................................    $(74.5)        $(39.1)         $ 32.1
                                                                               ======         ======          ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the consolidated statement of operations is as follows:

                                                                                2007           2006           2005
                                                                                ----           ----           ----
                                                                                            (Restated)     (Restated)
U.S. statutory corporate rate..............................................     (35.0)%        (35.0)%        35.0%
State taxes................................................................       (.6)           (.7)           .8
Valuation allowance........................................................       7.2            -             -
Nontaxable investment income...............................................       (.4)           (.8)         (1.3)
Provision for tax issues, tax credits and other............................       -              -            (1.8)
                                                                                -----          -----          ----

     Effective tax rate....................................................     (28.8)%        (36.5)%        32.7%
                                                                                =====          =====          ====

     At December 31, 2007, the Company had NOLs of $217.7 million available for use on future tax returns. These carryforwards will expire as follows: $17.0 million in 2016; $33.2 million in 2017; $58.7 million in 2018; $6.4 million in 2021; and $102.4 in 2022. The NOLs expiring in 2016, 2017 and $38.1 million in 2018 are subject to the Section 382 limitation discussed below.

     In addition, at December 31, 2007, the Company had capital loss carryforwards of $644.2 million available for use on future tax returns. These carryforwards will expire as follows: $526.5 million in 2008 (all of which are subject to the Section 382 limitation discussed below); $64.3 million in 2009, and $53.4 million in 2012.

     The timing and manner in which the Company will be able to utilize some of its NOLs is limited by Section 382 of the Code. Section 382 imposes limitations on a corporation's ability to use its NOLs when the company undergoes an ownership change. Because the Company's ultimate parent, Conseco, underwent an ownership change pursuant to its reorganization, this limitation applies to the Company. Any losses that are subject to the Section 382 limitation will only be utilized by the Company and the other subsidiaries of Conseco up to approximately $142 million on a consolidated basis per year with any unused amounts carried forward to the following year. The consolidated Section 382 limitation for 2008 will be approximately $587 million (including $445 million of unused amounts carried forward from prior years). To the extent that other subsidiaries of Conseco have NOLs subject to Section 382 limitations and are used in 2008 along with the Company's NOLs, the limitation will be prorated among those subsidiaries and the Company.

     Changes in our valuation allowance are summarized as follows (dollars in millions):

       Balance at December 31, 2004....................................    $ 379.9
         Deferred taxes not realizable.................................       (3.5)
         Release of valuation allowance(a).............................      (33.3)
                                                                           -------

       Balance at December 31, 2005....................................      343.1
         Expiration of capital loss carryforwards......................       (1.8)
         Release of valuation allowance (a)............................       (3.4)
                                                                           -------

       Balance at December 31, 2006....................................      337.9

         Increase in 2007..............................................       18.7
         Expiration of capital loss carryforwards......................     (120.9)
                                                                           -------

       Balance at December 31, 2007....................................    $ 235.7
                                                                           =======

     -------------
     (a)  There was a corresponding increase to additional paid-in capital.

     We have also evaluated the likelihood that we will have sufficient taxable income to offset the available deferred tax

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

assets. This assessment required significant judgment. Based upon our current projections of future income that we completed at December 31, 2007, we believe that we will more likely than not recover $303.0 million of our deferred tax assets through reductions of our tax liabilities in future periods. However, recovery is dependent on achieving such projections and failure to do so would result in an increase in the valuation allowance in a future period. Any future increase in the valuation allowance would result in additional income tax expense and reduce shareholder's equity, and such an increase could have a significant impact upon our earnings in the future.

7.   COMMITMENTS AND CONTINGENCIES

     Litigation

     Legal Proceedings

     The Company and its subsidiaries are involved in various legal actions in the normal course of business, in which claims for compensatory and punitive damages are asserted, some for substantial amounts. Some of the pending matters have been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability from either pending or threatened legal actions, after consideration of existing loss provisions, will have a material adverse effect on the financial condition, operating results or cash flows of the Company. The amounts sought in certain of these actions are often large or indeterminate and the ultimate outcome of certain actions is difficult to predict. In the event of an adverse outcome in one or more of these matters, the ultimate liability may be in excess of the liabilities we have established and could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, the resolution of pending or future litigation may involve modifications to the terms of outstanding insurance policies, which could adversely affect the future profitability of the related insurance policies.

     In the cases described below, we have disclosed any specific dollar amounts sought in the complaints. In our experience, monetary demands in complaints bear little relation to the ultimate loss, if any, to the Company. However, for the reasons stated above, it is not possible to make meaningful estimates of the amount or range of loss that could result from some of these matters at this time. The Company reviews these matters on an ongoing basis and follows the provisions of Statement of Financial Accounting Standards No. 5, "Accounting for Contingencies", when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     Cost of Insurance Litigation

     Certain affiliates of Washington National, including principally Conseco Life, have been named in numerous purported class action and individual lawsuits alleging, among other things, breach of contract, fraud and misrepresentation with regard to a change made in 2003 and 2004 in the way cost of insurance charges are calculated for life insurance policies sold primarily under the names "Lifestyle" and "Lifetime". Approximately 86,500 of these policies were subject to the change, which resulted in increased monthly charges to the policyholders' accounts. Many of the purported class action lawsuits were filed in Federal courts across the United States. In June 2004, the Judicial Panel on Multidistrict Litigation consolidated these lawsuits into the action now referred to as In Re Conseco Life Insurance Co. Cost of Insurance Litigation, Cause No. MDL 1610 (Central District, California). In September 2004, plaintiffs in the multi-district action filed an amended consolidated complaint and, at that time, added Conseco, Inc. as a defendant. The amended complaint alleged, among other things, that the change enabled Conseco, Inc. to add $360 million to its balance sheet. The amended complaint sought unspecified compensatory, punitive and exemplary damages as well as an injunction that would require the Company to reinstate the prior method of calculating cost of insurance charges and refund any increased charges that resulted from the change. On April 26, 2005, the Judge in the multi-district action certified a nationwide class on the claims for breach of contract and injunctive relief. On April 27, 2005, the Judge issued an order certifying a statewide California class for injunctive and restitutionary relief pursuant to California Business and Professions Code
Section 17200 and breach of the duty of good faith and fair dealing, but denied certification on the claims for fraud and intentional misrepresentation and fraudulent concealment. The

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

Company announced on August 1, 2006, that it had reached a proposed settlement of this case. Under the proposed settlement, inforce policyholders were given an option to choose a form of policy benefit enhancement and certain former policyholders will share in a settlement fund by either receiving cash or electing to reinstate their policies with enhanced benefits. The settlement was subject to court review and approval, a fairness hearing, notice to all class members, election of options by the class members, implementation of the settlement and other conditions. At the May 21, 2007 fairness hearing, the court granted final approval of the settlement and issued an order doing so on June 8, 2007. The Court entered final judgment in the case on July 5, 2007. We began implementing the settlement with the inforce and certain former policyholders in the last half of 2007.

     We incurred total costs related to this litigation settlement of $32.2 million, $165.8 million and $9.2 million in 2007, 2006 and 2005, respectively. The costs recognized in 2007 represent adjustments to our initial estimates based on the ultimate cost of the settlement.

     The implementation of the settlement includes enhanced benefits to the inforce insurance policies, which eliminates the future estimated profits from these policies in periods subsequent to the settlement date, if the experience of the policies is consistent with our expectations. We recognized income before income taxes on these policies of approximately $6.0 million in the six months ended June 30, 2006.

     Other cases that remain pending with respect to life insurance policies sold primarily under the names "Lifestyle" and "Lifetime" include purported nationwide class actions in Indiana and California state courts. Those cases filed in Indiana state courts have been consolidated into the case now referred to as Arlene P. Mangelson, et al. v. Conseco Life Insurance Company, Cause No. 29D01-0403-PL-211 (Superior Court, Hamilton County, Indiana). This case was settled in connection with the In Re Conseco Life Insurance Co. Cost of Insurance Litigation, Cause No. MDL 1610 (Central District, California), as further described above. Four putative nationwide and/or statewide class-action lawsuits filed in California state courts have been consolidated and are being coordinated in the Superior Court of San Francisco County under the new caption Cost of Insurance Cases, Judicial Council Coordination Proceeding No. 4384 (Judicial Council of California). In November 2007, this matter was settled, with the exception of the claims of one plaintiff (who will be the sole remaining plaintiff in this lawsuit). The amount recognized as expense in 2007 related to the settlement of this case was not significant to our business, financial condition, results of operations or cash flows. On January 25, 2005 an Amended Complaint making similar allegations was filed in the case captioned William Schwartz v. Jeffrey Landerman, Diann P. Urbanek, Metro Insurance, Inc., Samuels Jacky Insurance Agency, Conseco Life Insurance Company, Successor to Philadelphia Life Insurance Company, Case No. GD 00-011432 (Court of Common Pleas, Allegheny County, Pennsylvania). Additionally, on February 11, 2005 Mr. Schwartz filed a purported nationwide class action captioned William Schwartz and Rebeca R. Frankel, Trustee of the Robert M. Frankel Irrevocable Insurance Trust v. Conseco Life Ins. Co. et al., Case No. GD 05-3742 (Court of Common Pleas, Allegheny County, Pennsylvania). On May 12, 2006 these two Schwartz cases were consolidated under both original case numbers. The Schwartz matters were settled in January 2008. The amount recognized as expense in 2007 related to the settlement of these cases was not significant to our business, financial condition, results of operations or cash flows. On May 24, 2005 a purported class action lawsuit was filed in Illinois on behalf of a putative statewide class captioned William J. Harte, individually and on behalf of all others similarly situated v. Conseco Life Insurance Company, Case No. 05CH08925 (Circuit Court of Cook County, Illinois, Chancery Division), which has been removed to the United States District Court for the Northern District of Illinois, transferred to California and consolidated and coordinated with MDL 1610.

     Also, a lawsuit was filed on September 14, 2005 in Hawaii captioned AE Ventures for Archie Murakami, et al. v. Conseco, Inc., Conseco Life Insurance Company; And Doe Defendants 1-100, Case No. CV05-00594 (United States District Court, District of Hawaii). This suit involves approximately 800 plaintiffs all of whom purport to have opted out of the In Re Conseco Life Insurance Co. Cost of Insurance Litigation multi-district action. The complaint alleges nondisclosure, breach of fiduciary duty, violations of HRS 480 (unfair and/or deceptive business practices), declaratory and injunctive relief, insurance bad faith, punitive damages, and seeks to impose alter ego liability.

     The ultimate outcome of the cost of insurance lawsuits that have not been settled cannot be predicted with certainty and an adverse outcome could exceed the amount we have accrued and could have a material impact on the Company's consolidated financial condition, cash flows or results of operations.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Agent Litigation

     On November 6, 2003, a Complaint was filed in State Court in Fulton County, Georgia, Reginald Martin Agency, Inc.; Comprehensive Insurance Marketing, Inc.; Design Benefits Inc.; Jim Jasnoski d/b/a Design Benefits, Inc.; Kenny Froug d/b/a Atlanta Brokerage Office; Brokerage One Agency, Inc.; Tri-State Brokerage, Inc.; Don Sepulveda d/b/a Sepulveda Insurance Group; Dean Vandersnick d/b/a Professional Insurance Brokerage and Whitewater Brokerage, Inc. v. Conseco Medical Insurance Company, Conseco Marketing LLC, Timothy F. O'Keefe and Edward
M. Berube, Cause No. 03VC0587 B4Y. Plaintiffs are former CMIC Field Marketing Organizations that allege in the complaint that they were damaged by CMIC's exit from the individual medical insurance market claiming damages in an unnamed amount for breach of contract, fraud, negligent misrepresentation, breach of partnership agreements and fiduciary duty, breach of implied covenant of good faith and fair dealing, tortuous interference with business and contractual relationships, damage to goodwill and business reputation and bad faith. At CMIC's request, the case was removed to federal court and transferred to the United States District Court for the Southern District of Indiana, Indianapolis Division (Cause No. 1:04-CV-1587-TAB/RLY). CMIC filed a motion to dismiss, and all of the causes of action have been dismissed except the fraud count and the action for breach of fiduciary duty. In April 2007, a settlement was reached with seven of the ten plaintiffs. A settlement was reached with the remaining three plaintiffs after the trial had commenced on May 16, 2007 and the case has been dismissed. The amount recognized as expense in 2007 related to the settlement of this case was not significant to our business, financial condition, results of operations or cash flows.

     Other Litigation

     On November 17, 2005, a complaint was filed in the United States District Court for the Northern District of California, Robert H. Hansen, an individual, and on behalf of all others similarly situated v. Conseco Insurance Company, an Illinois corporation f/k/a Conseco Annuity Assurance Company, Cause No. C0504726. Plaintiff in this putative class action purchased an annuity in 2000 and is claiming relief on behalf of the proposed national class for alleged violations of the Racketeer Influenced and Corrupt Organizations Act (RICO); elder abuse; unlawful, deceptive and unfair business practices; unlawful, deceptive and misleading advertising; breach of fiduciary duty; aiding and abetting of breach of fiduciary duty; and unjust enrichment and imposition of constructive trust. On January 27, 2006, a similar complaint was filed in the same court entitled Friou P. Jones, on Behalf of Himself and All Others Similarly Situated v. Conseco Insurance Company, an Illinois company f/k/a Conseco Annuity Assurance Company, Cause No. C06-00537. Mr. Jones had purchased an annuity in 2003. Each case alleged that the annuity sold was inappropriate and that the annuity products in question are inherently unsuitable for seniors age 65 and older. On March 3, 2006 a first amended complaint was filed in the Hansen case adding Friou P. Jones as a named Plaintiff and adding causes of action for fraudulent concealment and breach of the duty of good faith and fair dealing. In an order dated April 14, 2006, the court consolidated the two cases under the original Hansen cause number and retitled the consolidated action: In re Conseco Insurance Co. Annuity Marking & Sales Practices Litig. A motion to dismiss the amended complaint was granted in part and denied in part, and the plaintiffs filed a second amended complaint on April 27, 2007. The second amended complaint includes the same causes of action as the prior complaint, but added as defendants Conseco, Inc., Conseco Services, LLC, Conseco Marketing, LLC and 40|86 Advisors, Inc. while deleting Friou Jones as a named plaintiff. We filed a motion to dismiss the second amended complaint and it was granted in part and denied in part. A motion to dismiss Conseco, Inc., Conseco Services, LLC, Conseco Marketing, LLC and 40|86 Advisors, Inc. was filed on September 14, 2007, and we await a ruling on the motion. The court has not yet made a determination whether the case should go forward as a class action, and we intend to oppose any form of class action treatment of these claims. We believe the action is without merit, and intend to defend it vigorously. The ultimate outcome of the action cannot be predicted with certainty.

     Beneficial Standard Life Insurance Company, a predecessor company to Conseco Insurance Company, filed suit for declaratory judgment against J.C. Penney Life Insurance Company a/k/a Stonebridge Life Insurance Company ("Stonebridge") in a case captioned, Beneficial Standard Life Insurance Company
v. J.C. Penney Life Insurance Company and J.C. Penney Company, Inc., United States District Court for the Central District of California, Case no. CV-98-02792-SVW. This litigation arises from the 1967 sale of Beneficial Fire & Casualty ("BF&C") by Beneficial Standard Life Insurance Company to J.C. Penney Company, Inc. The subject of the case is whether Conseco Insurance Company must

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

indemnify Stonebridge for losses and expenses incurred as a result of claims arising under presale BF&C insurance policies. Conseco Insurance Company filed suit in April 1998 seeking a judicial declaration that: (1) it is not generally obligated to indemnify Stonebridge under the terms of the agreement governing the 1967 sale; and (2) that it is not obligated to indemnify Stonebridge for losses or expenses incurred in connection with specific known claims. Penney counterclaimed for breach of contract and declaratory relief. On July 25, 2006, a second action was filed in the Circuit Court of Hamilton County, Indiana, captioned Conseco Insurance Company v. Stonebridge Life Insurance Company and J.C. Penney Life Insurance Company. Penney removed the case to federal court on August 16, 2006, Case No. 1:06-CV-1229 SEB-VSS (Southern District, Indiana) and filed a motion to dismiss. On September 27, 2007, the court transferred this case to the State of California for consolidation with the pending matter there. The subject of this second action is whether Conseco Insurance Company's indemnification obligation with respect to specific known claims is excused by Stonebridge's failure to pursue available reinsurance. The parties have reached a settlement and the cases are to be dismissed with prejudice. The amount recognized as expense in 2007 related to the settlement of this case was not significant to our business, financial condition, results of operations or cash flows.

     On November 3, 2006, an action was filed in the United States District Court for the Central District of California Ruth Ross v. Pioneer National Life Insurance Company and Washington National Insurance Company, Case No. CV 06 7081. In that case, the plaintiff alleged breach of contract, bad faith and violation of California consumer protection laws in the handling of her claim for benefits under a Washington National Insurance Company policy of long-term care insurance. The Company paid out in excess of the $150,000 per occurrence maximum benefit and declined to pay additional claims, but the plaintiff contended that she should have received the balance of a $250,000 lifetime maximum benefit. The parties disagreed as to whether the plaintiff's continuing confinement was caused by one or more than one occurrence as defined under the policy. In her complaint, the plaintiff claimed loss of benefits of $.1 million, and compensatory damages for mental anguish of $.9 million, together with punitive damages of $5 million plus attorney fees, interest and costs of litigation. The matter was scheduled for jury trial May 27, 2008. At a mediation conducted on April 23, 2008, the matter was resolved on a confidential basis. The case was dismissed with prejudice by the U.S. District Court in an order entered June 20, 2008.

     In addition, Washington National and its subsidiaries are involved on an ongoing basis in other arbitrations and lawsuits, including purported class actions, related to our operations. The ultimate outcome of all of these other legal matters pending against Washington National or its subsidiaries cannot be predicted, and, although such lawsuits are not expected individually to have a material adverse effect on the Company, such lawsuits could have, in the aggregate, a material adverse effect on the Company's consolidated financial condition, cash flows or results of operations.

     Regulatory Examinations and Fines

     Insurance companies face significant risks related to regulatory investigations and actions. Regulatory investigations generally result from matters related to sales or underwriting practices, payment of contingent or other sales commissions, claim payments and procedures, product design, product disclosure, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, changing the way cost of insurance charges are calculated for certain life insurance products or recommending unsuitable products to customers. We are, in the ordinary course of our business, involved in various examinations, inquiries and information requests from state, federal and other authorities. The ultimate outcome of these regulatory actions cannot be predicted with certainty. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of liabilities we have established and we could suffer significant reputational harm as a result of these matters, which could also have a material adverse effect on our business, financial condition, results of operations or cash flows.

     Certain state insurance regulators have requested information with respect to actions of Conseco Life related to the cost of insurance charges for life insurance policies sold primarily under the names "Lifestyle" and "Lifetime". Such policies are subject to the litigation settlement described in the section of this note entitled "Cost of Insurance Litigation".

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Guaranty Fund Assessments

     The balance sheet at December 31, 2007, included: (i) accruals of $5.6 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2007; and (ii) receivables of $1.7 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2006, such guaranty fund assessment accruals were $6.1 million and such receivables were $1.8 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense (benefit) for such assessments of $(.3) million, $.7 million and $.8 million in 2007, 2006 and 2005, respectively.

     Leases

     The Company rents office space, equipment and computer software under noncancellable operating leases. The Company subleases an office building to an unaffiliated company. The building is leased from a joint venture partnership in which the Company has a one-third interest. Total rent expense was $5.0 million, $7.0 million and $7.3 million in 2007, 2006 and 2005, respectively. Future required minimum payments as of December 31, 2007, were as follows (dollars in millions):

              2008........................................................      $ 3.8
              2009........................................................        3.9
              2010........................................................        4.0
              2011........................................................        4.1
              2012........................................................        4.1
              Thereafter..................................................        1.3
                                                                                -----

                                              Total.......................      $21.2
                                                                                =====

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

8.   OTHER DISCLOSURES

     Postretirement Plan

     For our postretirement plan it was our policy to immediately recognize changes in the actuarial benefit obligation resulting from either actual experience being different than expected or from changes in actuarial assumptions.

     Effective December 31, 2005, the Company terminated its postretirement benefit plan. Prior to the termination of such plan, the Company provided certain health care and life insurance benefits for certain eligible retired employees under an unfunded plan. An actuarial measurement date of September 30 was used for this plan. In 2005, we recognized a gain of $8.8 million on the termination of this plan. The remaining liability at December 31, 2006, related to benefits paid in 2007. Amounts related to the postretirement benefit plan were as follows (dollars in millions):

                                                                                  2007             2006
                                                                                  ----             ----
Benefit obligation, beginning of year.........................................    $ .2              $ .3
    Benefits paid.............................................................     (.2)              (.1)
                                                                                  ----              ----

Benefit obligation, end of year...............................................    $ -               $ .2
                                                                                  ====              ====

Funded status - accrued benefit cost..........................................    $ -               $ .2
                                                                                  ====              ====

     There was no expense recognized in 2006 or 2007 related to the postretirement benefit plan which was terminated in 2005. Components of the cost (benefit) we recognized related to our postretirement plan in 2005 were as follows (dollars in millions):

                                                                                               2005
                                                                                               ----
Cost of postretirement benefits:
    Interest cost.........................................................................     $  .5
    Curtailment gain......................................................................      (8.8)
                                                                                               -----

       Net periodic cost (benefit)........................................................     $(8.3)
                                                                                               =====

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $172.1 million, $160.2 million and $156.2 million in 2007, 2006 and 2005, respectively.

     At December 31, 2007 and 2006, the Company held preferred stock of CDOC, Inc. (a wholly owned subsidiary of Conseco and indirect parent of the Company) of $48.9 million and $56.3 million, respectively. In addition, at both December 31, 2007 and 2006, the Company held preferred stock of another affiliate of $1.6 million.

     During 2007 and 2005, the Company transferred unaffiliated investments, including accrued interest, to affiliated companies in exchange for cash or other unaffiliated investments, including accrued interest. The excess of the cost basis of the assets received over the assets transferred of $2.6 million and $1.0 million in 2007 and 2005, respectively, has been accounted for as a capital contribution.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

9.     OTHER OPERATING STATEMENT DATA

       Insurance policy income consisted of the following (dollars in millions):

                                                                                2007           2006           2005
                                                                                ----           ----           ----
Traditional products:
   Direct premiums collected..............................................   $1,205.7        $1,301.1        $1,054.7
   Reinsurance assumed....................................................      122.6           133.3           144.9
   Reinsurance ceded......................................................     (103.1)         (103.0)         (105.3)
                                                                             --------        --------        --------

       Premiums collected, net of reinsurance.............................    1,225.2         1,331.4         1,094.3

   Change in unearned premiums............................................        3.7             3.8              .8
   Less premiums on universal life and products
     without mortality and morbidity risk which
     are recorded as additions to insurance liabilities ..................     (874.8)         (965.0)         (706.5)
                                                                             --------        --------        --------
       Premiums on traditional products with
         mortality or morbidity risk......................................      354.1           370.2           388.6
Fees and surrender charges on interest-sensitive
   products...............................................................      276.8           290.2           308.1
                                                                             --------        --------        --------

       Insurance policy income............................................   $  630.9        $  660.4        $  696.7
                                                                             ========        ========        ========

     The four states with the largest shares of 2007 collected premiums were California (14 percent), Florida (10 percent), Texas (9 percent) and Pennsylvania (7 percent). No other state accounted for more than six percent of total collected premiums.

     Changes in the value of policies inforce at the Effective Date were as follows (dollars in millions):

                                                                                2007           2006           2005
                                                                                ----           ----           ----
                                                                                                           (Restated)
Balance, beginning of period..............................................   $ 672.2         $ 763.1         $ 826.7
    Additional acquisition expense........................................        .4             2.2             2.6
    Amortization..........................................................     (84.6)         (114.8)         (109.0)
    Effect of annuity coinsurance transaction.............................    (191.2)            -               -
    Amounts related to fair value adjustment
       of actively managed fixed maturities...............................     (19.7)           21.7            42.8
                                                                             -------         -------         -------

Balance, end of period....................................................   $ 377.1         $ 672.2         $ 763.1
                                                                             =======         =======         =======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Changes in the cost of policies produced were as follows (dollars in millions):

                                                                                2007           2006           2005
                                                                                ----           ----           ----
                                                                                                           (Restated)
Balance, beginning of period..............................................     $192.6         $100.4         $ 57.2
   Additions..............................................................       98.5          114.2           59.4
   Amortization...........................................................      (31.0)         (23.6)         (16.3)
   Effect of annuity coinsurance transaction..............................      (19.3)           -              -
   Amounts related to fair value adjustment of actively
     managed fixed maturities.............................................        3.2            1.6             .1
                                                                               ------         ------         ------

Balance, end of period....................................................     $244.0         $192.6         $100.4
                                                                               ======         ======         ======

10.  STATEMENT OF CASH FLOWS

     Income taxes received (paid) totaled $26.7 million, $(9.2) million and $20.0 million in 2007, 2006 and 2005, respectively.

11.  STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following combined amounts to regulatory agencies (dollars in millions):

                                                                                     2007            2006
                                                                                     ----            ----
   Statutory capital and surplus................................................    $434.5          $568.8
   Asset valuation reserve......................................................      60.9            85.0
   Interest maintenance reserve.................................................      48.2           102.2
                                                                                    ------          ------

       Total....................................................................    $543.6          $756.0
                                                                                    ======          ======

     Our combined statutory net income (loss) was $(101.8) million; $(152.8) million and 129.7 million in 2007, 2006 and 2005, respectively.

     The statutory data presented above has been restated to reflect the statutory effect, if applicable, of each of the items that has been restated in our consolidated financial statements prepared in accordance with GAAP.

     Insurance regulators may prohibit the payment of dividends or other payments by our insurance subsidiaries to parent companies if they determine that such payment could be adverse to our policyholders or contract holders. Otherwise, the ability of our insurance subsidiaries to pay dividends is subject to state insurance department regulations. Insurance regulations generally permit dividends to be paid from statutory earned surplus of the insurance company without regulatory approval for any 12-month period in amounts equal to the greater of (or in a few states, the lesser of): (i) statutory net gain from operations or statutory net income for the prior year; or (ii) 10 percent of statutory capital and surplus as of the end of the preceding year. Any dividends in excess of these levels require the approval of the director or commissioner of the applicable state insurance department. All of the dividends we plan to pay in 2007 will require regulatory approval. During 2007 and 2006, the Company paid cash dividends to its Parent totaling $76.0 million and $80.0 million, respectively. Also, during 2006, the Company received a capital contribution of $75.0 million from its Parent. In accordance with an order from the Florida Office of Insurance Regulation, Washington National may not distribute funds to any affiliate or shareholder without prior notice to the Florida Office of Insurance Regulation.

     Risk-Based Capital ("RBC") requirements provide a tool for insurance regulators to determine the levels of statutory

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

capital and surplus an insurer must maintain in relation to its insurance and investment risks and the need for possible regulatory attention. The RBC requirements provide four levels of regulatory attention, varying with the ratio of the insurance company's total adjusted capital (defined as the total of its statutory capital and surplus, AVR and certain other adjustments) to its RBC as follows: (i) if a company's total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC (the "Company Action Level"), the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position; (ii) if a company's total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC (the "Regulatory Action Level"), the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be taken; (iii) if a company's total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC (the "Authorized Control Level"), the regulatory authority may take any action it deems necessary, including placing the company under regulatory control; and (iv) if a company's total adjusted capital is less than 35 percent of its RBC (the "Mandatory Control Level"), the regulatory authority must place the company under its control. In addition, the RBC requirements provide for a trend test if a company's total adjusted capital is between 100 percent and 125 percent of its RBC at the end of the year. The trend test calculates the greater of the decrease in the margin of total adjusted capital over RBC: (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year. Any company whose trended total adjusted capital is less than 95 percent of its RBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level.

     The 2007 and 2006 statutory annual statements filed with the state insurance regulators of each of our insurance subsidiaries reflected total adjusted capital in excess of the levels subjecting us to any regulatory action.